Filed pursuant to Rule 497(e)
Registration Nos. 333-227298; 811-23377

SPUS	SP Funds S&P 500 Sharia Industry Exclusions ETF
SPSK	SP Funds Dow Jones Global Sukuk ETF
each listed on NYSE Arca, Inc.
September 18, 2020

Supplement to the
Prospectus and Statement of Additional Information (“SAI”)
dated December 16, 2019, as previously supplemented

Effective September 15, 2020, the following changes are applicable to the SP Funds S&P 500 Sharia Industry Exclusions ETF and the SP Funds Dow Jones Global Sukuk ETF (each, a “Fund” and together, the “Funds”):
•CSat Investment Advisory, L.P., doing business as Exponential ETFs (“Exponential”), no longer serves as sub-adviser to the Funds. Accordingly, all references to Exponential as a Sub-Adviser of the Funds in the Prospectus and SAI are removed.
•Toroso Investments, LLC (the “Adviser”), the Funds’ investment adviser, is responsible for the day-to-day management of each Fund’s portfolio.
Effective September 16, 2020, Charles A. Ragauss, CFA, formerly with Exponential, has joined the Adviser as a Portfolio Manager. Mr. Ragauss will continue as portfolio manager of each Fund, a position he has held since each Fund’s inception in December 2019. Accordingly, all references to Mr. Ragauss as Managing Director at Exponential are replaced with disclosure reflecting his role as Portfolio Manager for the Adviser.
Naushad Virji, Chief Executive Officer at ShariaPortfolio, Inc., will continue in his role of portfolio manager of each Fund.
In connection with the changes noted above, the following disclosures in the Funds’ Prospectus and SAI are being revised or added, as applicable.
The following disclosure replaces the first paragraph under “Management – Portfolio Managers” on page 17 of the Prospectus:
Mr. Ragauss serves as Portfolio Manager for the Adviser, having joined the Adviser in September 2020. Prior to joining the Adviser, Mr. Ragauss served as Chief Operating Officer and in other roles at CSat Investment Advisory, L.P., doing business as Exponential ETFs, from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.

The following disclosure replaces the first two paragraphs under “Proxy Voting Policies” on page 15 of the SAI:
The Funds have delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with each Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”), which have been adopted by the Trust as the policies and procedures that will be used when voting proxies on behalf of the Funds.
In the absence of a conflict of interest, the Adviser will generally vote “for” routine proposals, such as the election of directors, approval of auditors, and amendments or revisions to corporate documents to eliminate outdated or unnecessary provisions. Unusual or disputed proposals will be reviewed and voted on a case-by-case basis. The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of the Fund and the interests of the Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Adviser’s fiduciary responsibilities.
The following disclosure replaces the first paragraph under “Portfolio Managers – Portfolio Manager Compensation” on page 17 of the SAI:
Mr. Ragauss is compensated by the Adviser with a fixed salary and discretionary bonus based on the financial performance and profitability of the Adviser and not based on the performance of the Funds.
All references to “Exponential” in the “Brokerage Transactions” section beginning on page 21 of the SAI are replaced with “the Adviser.”

Please retain this Supplement with your Prospectus and SAI for future reference.